                    SONESTA INTERNATIONAL HOTELS CORPORATION
                              200 CLARENDON STREET
                          BOSTON, MASSACHUSETTS 02116

                                                                  April 17, 1995

To Our Stockholders:

    You are cordially invited to attend the Annual Meeting of Stockholders to be held on May 22, 1995 at 9:00 in the morning, notice of which is enclosed. The Meeting will be held at the Company's Corporate Offices, 200 Clarendon Street, Boston, Massachusetts. I hope that as many stockholders as possible will attend.

    Please date and sign the enclosed Proxy and return it in the accompanying envelope. This will not prevent you from voting in person at the Meeting if you so desire, in which case you may revoke your Proxy at that time. By returning your signed Proxy now, you can be sure that your vote will be counted even if you are not able to attend the Meeting. If you have received Proxies as both a Common Stock and Preferred Stock owner, please sign, date and return both Proxies.

    The Annual Report of the Company for 1994 has already been forwarded to stockholders; however, any stockholder who wishes to receive another copy of this report or the Company's Form 10-K may obtain one, without charge, by writing to the Secretary of the Company at the above address.

                                          Roger P. Sonnabend
                                            CHAIRMAN OF THE BOARD

                    SONESTA INTERNATIONAL HOTELS CORPORATION
                              200 CLARENDON STREET
                          BOSTON, MASSACHUSETTS 02116
                            NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS

To the Stockholders of
  Sonesta International Hotels Corporation:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Sonesta International Hotels Corporation (the "Company"), will be held at the Company's Corporate Offices, 200 Clarendon Street, Boston, Massachusetts on May 22, 1995 at 9:00 a.m. for the following purposes.

MATTER NO.
    1.  To elect a Board of Directors.

    2. To ratify the appointment of Ernst & Young LLP as independent auditors for the year 1995.

    3. To consider and transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

    Holders of Preferred and Common Stock are entitled to vote on Matter No. 1 as set forth in the accompanying Proxy Statement; only the holders of Common Stock may vote on the other matters.

    Stockholders of record at the close of business on April 13, 1995 are entitled to notice of and to vote at the Meeting.

                                   By Order of the Board of Directors,

                                                  Peter J. Sonnabend
                                                         SECRETARY

Dated: April 17, 1995

                                PROXY STATEMENT

SOLICITATION OF PROXIES

    The accompanying Proxy is solicited by the Board of Directors of the Company. All shares represented by the accompanying Proxy will be voted in accordance with the specified choice of the stockholders. In the absence of directions, the Proxy will be voted for the election of the nominees for Directors named in this Proxy Statement, and for the ratification of the appointment of Ernst & Young LLP as independent auditors for the year 1995. The Proxy may be revoked at any time before it is exercised by notifying the Company in writing at the address listed on the Notice of Annual Meeting of Stockholders, Attention--Office of the Secretary; or by voting in person at the Meeting.

    All costs of solicitation of Proxies will be borne by the Company. In addition to solicitation by mail, the Company's Directors, officers and regular employees, without additional remuneration, may solicit Proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward Proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their out-of-pocket and clerical disbursements in connection therewith. This Proxy Statement and accompanying Proxy are first being mailed to stockholders on or about April 20, 1995.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

    The outstanding voting securities of the Company as of April 1, 1995 consisted of 2,075,281 shares of Common Stock and 10,697 shares of Preferred Stock. Only stockholders of record at the close of business on April 13, 1995 will be entitled to vote. Stockholders are entitled to one vote per share. In connection with the election of Directors, holders of Preferred Stock as a class elect two Directors and holders of Common Stock as a class elect the remaining Directors. All stockholders have cumulative voting rights with respect to the election of Directors, which means that within each class a stockholder's total vote (number of shares held multiplied by the number of Directors to be elected by that class) may be cast entirely for one nominee or distributed among two or more nominees. The Board of Directors is soliciting discretionary authority to cumulate votes. The vote of the holders of a majority of the Common Stock voting at the Meeting will be sufficient to take action on matters other than the election of Directors. Holders of Preferred Stock are not entitled to vote on any matter other than the election of Directors.

    Under SEC rules, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish either to abstain on one or more of the proposals or to withhold authority to vote for one or more nominees for Director. In accordance with New York State law, such abstentions are not counted in determining the votes cast in connection with the selection of auditors or the election of one or more of the nominees for Director.

                            1. ELECTION OF DIRECTORS

    The persons named in the accompanying Proxy, unless otherwise instructed, intend to vote shares of Common Stock in favor of the election as Directors for the ensuing year of the Common Stock Nominees named below and to vote shares of Preferred Stock in favor of the election as Directors for the ensuing year of the Preferred Stock Nominees named below, and will be entitled to vote cumulatively in respect of any such nominees. In case any of those named should become unavailable to serve, it is intended that votes may be cast for a substitute. The Board of Directors of the Company has no reason to believe the persons named will be unable or decline to serve if elected.

                                                                              OWNED BENEFICIALLY AS
                                                                                        OF
COMMON STOCK NOMINEES                                                            APRIL 1, 1995(1)
                                                                              ----------------------
                                                                              SHARES AND  SHARES AND
                                                                              PERCENT OF  PERCENT OF
                                                                              PREFERRED     COMMON
                     NAME, AGE AND PRINCIPAL OCCUPATION                        STOCK(2)    STOCK(3)
- - ----------------------------------------------------------------------------  ----------  ----------
George S. Abrams                          Age 62; Attorney and Director  and
    Trustee of several organizations........................................        None    57,285(4)
                                                                                              (2.8%)
    Mr.  Abrams has been an attorney with  the law firm of Winer and Abrams,
Boston, Massachusetts for more than 10 years. He formerly served as  General
Counsel  and Staff Director of the  United States Senate Judiciary Committee
on Refugees. Mr. Abrams is a Director  of Viacom Inc., where he is  Chairman of  the Audit Committee, and of  Paramount Communications, Inc. and National
Amusements, Inc. Mr.  Abrams also  serves as an  overseer and  trustee of  a number of cultural and educational institutions.

Vernon  R. Alden                          Age: 72; Director since May, 1978;
    Director and Trustee of several Organizations...........................        None     2,819
                                                                                               (.1%)
    Mr. Alden  was Chairman  of the  Board and  Executive Committee  of  The
Boston  Company, Inc., a  financial services company, from  1969 to 1978. He was President of Ohio University from 1962 to 1969. Mr. Alden is a  Director of  Augat Inc., Colgate-Palmolive Company, Digital Equipment Corporation and
Intermet Corporation, and McGraw-Hill, Inc.  He is also Independent  General
Partner  of three ML-Lee  Acquisition Funds and  trustee of several cultural and educational organizations. Mr. Alden is Chairman of the Japan Society of
Boston and the Honorary Consul General for the Royal Kingdom of Thailand, in
Boston.

                                                                              OWNED BENEFICIALLY AS
                                                                                        OF
COMMON STOCK NOMINEES                                                            APRIL 1, 1995(1)
                                                                              ----------------------
                                                                              SHARES AND  SHARES AND
                                                                              PERCENT OF  PERCENT OF
                                                                              PREFERRED     COMMON
                     NAME, AGE AND PRINCIPAL OCCUPATION                        STOCK(2)    STOCK(3)
- - ----------------------------------------------------------------------------  ----------  ----------
Joseph L. Bower                          Age: 56; Director since May,  1984;
    Donald Kirk David Professor of Business Administration, Harvard Business
    School..................................................................        None       200
    Mr.  Bower has  been a  member of  the faculty  of the  Harvard Business              (Less than
School since 1963 and has served  as Senior Associate Dean and is  currently                    .1%)
Chairman  of the Doctoral Programs and Director  of Research. Mr. Bower is a
Director of ANIKA Research, Inc., Brown Group, Inc., The ML-Lee  Acquisition
Funds,  New America High  Income Fund, and  is a trustee  of the New England
Conservatory of  Music  and DeCordova  and  Dana  Museum and  Park.  He  has
published  extensively  on  strategy,  organization,  and  the  relation  of business and government.

Lawrence M. Levinson                                Age: 76; Director  since
    January,  1973;  Partner, Burns  & Levinson,  Attorneys at  Law (Boston,
    Massachusetts)..........................................................        None     1,500
    Mr. Levinson graduated from Harvard  College in 1939 and, after  serving              (Less than
in  the United States Army, from Harvard Law  School in 1947. He serves as a                    .1%)
Director of Arrow  Automotive Industries, Inc.  and Independent Bank  Corp.,
and  an Honorary  Director of  Rockland Trust Company.  He also  serves as a director, trustee, officer and/or counsel for various other corporation  and charitable organizations.

Peter  J. Sonnabend (8)(9)                       Age: 41; Vice President and
    Secretary, Sonesta International Hotels Corporation.....................    2,000(5)   104,112(7)
                                                                                 (18.7%)     (5%)
    After graduating from Wesleyan  University and Boston University  School of  Law, Mr. Sonnabend practiced  law with the Boston  law firm of Winer and
Abrams from 1980  to 1987.  In March  1987, he  joined the  Company as  Vice
President  and Assistant Secretary  and, in May  1987, became Vice President and Secretary.  He  also represents  the  Company as  General  Counsel.  Mr.
Sonnabend  serves as a  Director of Hub  Data, Inc. and  is also involved in professional, cultural and community organizations.

                                                                              OWNED BENEFICIALLY AS
                                                                                        OF
COMMON STOCK NOMINEES                                                            APRIL 1, 1995(1)
                                                                              ----------------------
                                                                              SHARES AND  SHARES AND
                                                                              PERCENT OF  PERCENT OF
                                                                              PREFERRED     COMMON
                     NAME, AGE AND PRINCIPAL OCCUPATION                        STOCK(2)    STOCK(3)
- - ----------------------------------------------------------------------------  ----------  ----------
Roger P. Sonnabend (6)(8)                           Age: 69; Director  since
    May,  1959; Chairman of  the Board and  Chief Executive Officer, Sonesta
    International Hotels Corporation........................................    2,000(5)   562,084(7)
                                                                                 (18.7%)   (27.1%)
    Mr. Sonnabend, a graduate of  the Massachusetts Institute of  Technology and  Harvard Business School, became a Vice President of the Company in 1956 after ten  years  of  hotel  managerial  experience.  Subsequently,  he  was
Executive Vice President and from 1963 to 1970 was President of the Company.
Since  June, 1970,  Mr. Sonnabend  has been Chairman  of the  Board and from
January, 1978 until November, 1983 he also held the office of President.  He is  involved  with many  professional,  business, community  and educational institutions.
PREFERRED STOCK NOMINEES

Paul Sonnabend (6)(8)                                     Age: 67;  Director
    since June, 1961; President, Sonesta International Hotels Corporation...    2,000(5)   502,014(7)
                                                                                 (18.7%)   (24.2%)
    Mr.  Sonnabend graduated in 1950 from Cornell University School of Hotel
Administration after serving in the U.S. Naval Reserve. He was President  of the  Company from  1970 to  1977. In  May, 1980,  Mr. Sonnabend  became Vice
Chairman of  the Board,  a position  he held  until November,  1983 when  he reassumed  the Presidency  of the Company.  Mr. Sonnabend is  active in many community projects.

Stephen Sonnabend (6)(8)                            Age: 63; Director  since
    April,   1964;  Senior  Vice  President,  Sonesta  International  Hotels
    Corporation.............................................................    2,000(5)   217,810(7)
                                                                                 (18.7%)   (10.5%)
    Mr. Sonnabend has served as General  Manager of the Royal Sonesta  Hotel in Cambridge and the Sonesta Beach Resort in Key Biscayne. In 1970 he became
Senior  Vice President of the Company and serves as President of the Sonesta
Beach Hotel in Key Biscayne, Florida.

- - ---------
(1) Shares are considered beneficially owned for the purposes of this Proxy Statement if held by the person indicated as beneficial owner, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of, such security, or if the person has the right to acquire beneficial ownership within sixty (60) days.

(2) As of April 1, 1995 the nominees listed in the table above owned an aggregate of 2,000 shares of the Company's Preferred Stock, representing
     18.7% of that class of equity securities.
(3) As of April 1, 1995 the nominees listed in the table above beneficially owned an aggregate of 1,320,124 shares of the Company's Common Stock, representing 64% of that class of equity securities.
(4) Of these shares, 56,000 are held as a Trustee of several trusts for the benefit of Paul Sonnabend's children and grandchildren; 42,000 of these shares are deemed to be beneficially owned by Paul Sonnabend and 24,500 of these shares are deemed to be beneficially owned by Peter J. Sonnabend.
(5)  Constitutes  the 2,000  shares of  Preferred Stock  owned by  the Sonnabend
     Foundation, a charitable trust established by the Sonnabends. See Note 2 on page 12.
(6)  Roger, Paul and Stephen Sonnabend are brothers.
(7) By virtue of his stock ownership interest and position with the Company, he may be deemed to control (or be in common control with other stockholders of) the Company within the meaning of the Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of
     1934.
(8)  See Note 2 on page 12.
(9) Peter J. Sonnabend is the son of Paul Sonnabend, who is deemed to be the beneficial owner of 71,700 shares of the Common Stock owned by Peter J.
     Sonnabend.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Company's Board of Directors has an Audit Committee consisting of Messrs. Alden, Bower and Levinson. Mr. Alden serves as Chairman of this Committee, which meets periodically with the Company's management and independent public accountants to assure that they are carrying out their responsibilities.

    The Company's Board of Directors has an Executive Committee consisting of Messrs. Levinson, Bower, Paul Sonnabend, and Roger P. Sonnabend. Mr. Levinson serves as Chairman of this Committee. The Committee has the authority, except as proscribed by law, to exercise the powers of the Directors in the management of the business affairs and property of the Company during the intervals between the meetings of the Board.

    The Company's Board of Directors has a Nominating Committee consisting of Messrs. Bower, Alden, and Paul Sonnabend. Mr. Bower serves as Chairman of this Committee. The functions of this Committee include consideration of the composition of the Board and recommendation of individuals for election as Directors of the Company. The Nominating Committee will consider nominees recommended by security holders provided such nominations are made pursuant to the Company's By-laws and applicable law.

    The Company's Board of Directors has a Compensation Committee consisting of Messrs. Alden, Bower and Levinson. Mr. Alden serves as Chairman of this Committee, which meets perioically to review and consider the appropriateness of the compensation of the Company's management.

DIRECTORS' ATTENDANCE AND FEES

    Directors who are not salaried employees of the Company receive annual compensation of $12,000, plus an attendance fee of $600 per meeting.

    During 1994 there were five meetings of the Board of Directors, one meeting of the Compensation Committee and one meeting of the Audit Committee. The Executive and Nominating Committees did not meet during 1994. Each of the nominees attended at least 75% of the total number of meetings of the Board of Directors and of the committees on which such Directors served during 1994.

EXECUTIVE COMPENSATION

    Set forth below is the compensation paid and/or accrued by the Company and its subsidiaries for services in all capacities for the last three completed fiscal years to or for the benefit of the CEO and each of its four other most highly compensated executive officers whose aggregate cash compensation exceeded $100,000.
                           SUMMARY COMPENSATION TABLE

                                                 ANNUAL COMPENSATION
                                         ------------------------------------
           NAME & PRINCIPAL                                      OTHER ANNUAL
               POSITION                  YEAR   SALARY   BONUS*  COMPENSATION
- - ---------------------------------------  ----  --------  ------  ------------
Roger P. Sonnabend                       1994  $402,283  79,169      NONE
Chief Executive Officer                  1993   386,811  83,897
                                         1992   371,934  68,142
Paul Sonnabend                           1994   380,922  74,965      NONE
President                                1993   366,272  87,429
                                         1992   352,185  65,524
Stephen Sonnabend                        1994   269,611  53,059      NONE
Senior Vice President                    1993   230,396  62,157
                                         1992   221,535  46,084
Hans U. Wandfluh                         1994   185,000  46,250      NONE
Vice President; President & General      1993   170,200  42,500
Manager, Royal Sonesta Hotel,            1992   165,819  42,786
New Orleans
Jacqueline Sonnabend                     1994   150,000  29,520      NONE
Vice President -- Human Resources        1993   137,700  32,869
                                         1992   122,400  22,425
Peter J. Sonnabend                       1994   150,000  29,520      NONE
Vice President and Secretary             1993   137,700  32,869
                                         1992   132,400  24,257
Stephanie Sonnabend                      1994   150,000  29,520      NONE
Executive Vice President                 1993   137,700  32,869
                                         1992   132,400  24,257

                                                       LONG TERM COMPENSATION
                                         ---------------------------------------------------
                                         RESTRICTED    SECURITIES
           NAME & PRINCIPAL                STOCK       UNDERLYING     LTIP**     ALL OTHER
               POSITION                    AWARD      OPTIONS/SAR'S   PAYOUTS   COMPENSATION
- - ---------------------------------------  ----------   -------------   -------   ------------
Roger P. Sonnabend                          NONE          NONE         NONE         NONE
Chief Executive Officer
Paul Sonnabend                              NONE          NONE         NONE         NONE
President
Stephen Sonnabend                           NONE          NONE         NONE         NONE
Senior Vice President
Hans U. Wandfluh                            NONE          NONE         NONE         NONE
Vice President; President & General
Manager, Royal Sonesta Hotel,
New Orleans
Jacqueline Sonnabend                        NONE          NONE         NONE         NONE
Vice President -- Human Resources
Peter J. Sonnabend                          NONE          NONE         NONE         NONE
Vice President and Secretary
Stephanie Sonnabend                         NONE          NONE         NONE         NONE
Executive Vice President

- - ------------
 * These bonuses were paid under the Company's incentive compensation plan. (See p.8)
**   Long Term Incentive Plan

AGREEMENTS WITH EXECUTIVES

    The Company entered into Restated Employment Agreements with Roger P. Sonnabend, Chairman of the Board, Paul Sonnabend, President, and Stephen Sonnabend, Senior Vice President, effective as of January 1, 1992, which replaced Restated Employment Agreements dated January 1, 1984, at annual base salaries of at least $371,934, $352,185, and $221,535, respectively. The current terms end December 31, 1995, but are automatically renewed for successive one year terms unless terminated by either party. Upon the death of any of such executives, the Company has undertaken to continue payments to their respective "Beneficiary" (as defined in the Agreement) in an amount equal to the applicable base salary as of the date of death, for a period of two years following death. Under separate agreements, dated December 31, 1991, the Company has agreed that in the event of the permanent and total disability of Roger P. Sonnabend, Paul Sonnabend or Stephen Sonnabend while in the employ of the Company, the Company will continue payments to such executive in an amount equal to the applicable base salary at the date of disability, for a period of two years following the disability; and if death occurs during disability, for the balance of the two-year period, to the executive's spouse, estate or other designated beneficiary.

INCENTIVE COMPENSATION PLAN

    The Company has an incentive compensation plan under which pre-tax profit thresholds are established at the beginning of each year for certain of its hotels. Once the profit threshold is reached at a hotel, key employees of that hotel are entitled to receive a bonus equal to 3% of their annual salary, plus, 10% of any profits in excess of the threshold are shared proportionally by the same group. Additionally, key employees of each hotel may receive a bonus of between zero and two percentage points based on an evaluation of that hotel's performance in the areas of personal service and hotel physical appearance. Executive Office key employees, including officers of the Company, are entitled to receive incentive payments of that percentage of their salary which equals the average (as a percentage of salaries) of all incentive payments made to certain hotel key employees as a group.

PENSION PLAN

    The Company has an I.R.S. qualified defined benefit pension plan which covers all non-union salaried employees at its Executive Offices and its hotels in Boston (Cambridge) and New Orleans. All officers and Directors who are full-time employees of the Company are covered under this plan. Benefits under the plan are based on the average compensation for the highest sixty consecutive months of service during employment, reduced proportionately for each year of service less than twenty-seven (full service period). The plan provides for integration with 50% of the primary Social Security benefit, reduced proportionately for each year of service less than twenty-seven. It provides for a normal retirement age of 65 and an early retirement age of 55 with five years of service. Benefits become vested at normal retirement age or upon the completion of five years of service. Thus, the Company is unable to ascertain the benefits which may accrue to its Directors and/or officers since the benefits are based on variable factors.

    The following table sets forth a range of estimated annual retirement benefits under the plan upon retirement at age 65.

                               PENSION PLAN TABLE

                          AVERAGE
                  ANNUAL COMPENSATION FOR                                      YEARS OF SERVICE
                       HIGHEST SIXTY                         -----------------------------------------------------
                    CONSECUTIVE MONTHS                          15         20         25         30*        35*
                ---------------------------                  ---------  ---------  ---------  ---------  ---------
$125,000...................................................     30,720     41,960     51,200     55,300     55,300
 150,000...................................................     37,670     50,220     62,780     68,800     68,800
 175,000...................................................     44,610     59,480     74,350     80,300     80,300
 200,000...................................................     51,560     68,740     85,930     92,800     92,800
 225,000...................................................     58,500     78,000     97,500    105,300    105,300
 250,000...................................................     65,440     87,260    109,070    117,800    117,800
 300,000...................................................     79,330    105,780    120,000    120,000    120,000
 350,000...................................................     93,220    120,000    120,000    120,000    120,000
 400,000...................................................    107,110    120,000    120,000    120,000    120,000
 450,000...................................................    120,000    120,000    120,000    120,000    120,000
 500,000...................................................    120,000    120,000    120,000    120,000    120,000

- - ---------
* The maximum benefit under the Company's Pension Plan is based on 27 years of service.

    The above benefits are calculated on a straight-life annuity basis and after deducting a portion of Social Security benefits, as described above.

    For 1994 the maximum benefit allowable under the Employee Retirement Income Security Act of 1974 is $120,000.

    Each of Roger, Paul and Stephen Sonnabend has the maximum number of years of credited service under the pension plan (27 years). Of the other individuals named in the Summary Compensation Table on page 7, Hans Wandfluh has 22 years of credited service, and Jacqueline, Peter and Stephanie Sonnabend have 11, 8 and 16 years of accredited service, respectively.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    In considering executive compensation, the Compensation Committee, which is comprised entirely of non-management Directors, reviews Management's recommendations regarding executive compensation in light of numerous factors, including changes in the cost of living, job responsibilities, job performance, the compensation awarded to executives holding similar positions in other companies of comparable size and complexity to the Company, and the financial capacity of the Company. Generally, in 1994 executive salaries, including that of the chief executive officer, increased 4% over 1993 levels.

    The Compensation Committee's consideration of the chief executive officer's compensation is consistent with that of other Company executives. For 1994, the Compensation Committee considered in particular, as noted above, the 3% increase in the cost of living and the strong performance of the Company's owned hotel in Boston (Cambridge) and its leased hotel in New Orleans. The Compensation Committee believes that the compensation paid to the CEO was appropriate in light of the following: that the Company's Boston (Cambridge) hotel achieved record results and the New Orleans hotel achieved better than expected operating results; that the Company successfully reopened Sonesta Beach Resort, Key Biscayne after a 13-month closure following Hurricane Andrew; that the Company was preparing for the opening of a new 250-room resort in Sharm el Sheikh; and that the Company had agreed to participate in a new 243-room hotel in New Orleans.

    In addition to base salary, the chief executive officer and other executive officers of the Company can earn annual bonuses under the Company's incentive compensation plan (as further described elsewhere in this Proxy) based on hotel operating results and an evaluation of each of the Company's hotels' performance in areas of personal service and physical appearance by an independent "shopping" service. These bonuses were also taken into consideration by the Compensation Committee in reviewing the chief executive and other executive officers' total annual compensation packages.

    In reviewing the compensation paid to the chief executive officer and other executive officers the Compensation Committee also considered that the Company has entered into Restated Employment Agreements with the chief executive officer, the president and the senior vice president which set annual base salaries for those executive officers. (The Restated Employment Agreements are further described in this Proxy in the section captioned "Executive Compensation".)

    The Compensation Committee also took note of the fact that the Company has not awarded stock options to any of the executive officers since 1987. Stock options have not been deemed a necessary part of the Company's compensation arrangements for several years and, in fact, the Company's incentive stock option plan and all options outstanding thereunder expired in 1992.

    Submitted by the Compensation Committee.

    Vernon R. Alden, Chairman, Joseph L. Bower and Lawrence M. Levinson.

PERFORMANCE GRAPH

    The following graph compares the annual percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the NASDAQ Stock Market (US Companies) and the NASDAQ Hotels and Motels for the five-year period commencing December 31, 1989 and ending December 31, 1994.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        12/29/89   12/31/90   12/31/91   12/31/92   12/31/93   12/30/94
Sonesta                     100.0       36.9       53.0       46.2       75.9       87.1
Nasdaq Stock Market         100.0       84.9      136.3      158.6      180.9      176.9
NASDAQ Stocks Hotels
and motels                  100.0       57.6       55.8       59.7       56.8       45.9

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Company's Board of Directors consisted of Vernon R. Alden, Joseph L. Bower and Lawrence M. Levinson throughout 1994.

CERTAIN RELATIONSHIPS/TRANSACTIONS

    Mr. George S. Abrams, a nominee for Director, performed legal services for the Company during 1994 and 1995.

    The law firm of Burns & Levinson, of which Mr. Lawrence M. Levinson, a Director of the Company, is a partner, performed legal services for the Company during 1994 and 1995.

    The Company has purchased artwork for its hotels and executive offices from Obelisk Gallery, Inc., a corporation owned by Mrs. Roger Sonnabend. Purchases from January 1, 1994 through March 1, 1995 have totaled $142,652, including $122,252 on behalf of managed hotels. The Company believes that the prices paid for such artwork are at least as favorable to the Company as would have been obtained from unrelated parties.

                             PRINCIPAL STOCKHOLDERS

    The following tables set forth certain information as of April 1, 1995 with respect to persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock and more than 5% of the Company's Preferred Stock.

                                  COMMON STOCK

                                                                                      NUMBER OF SHARES
NAME AND ADDRESS                                                                        BENEFICIALLY        PERCENT
OF BENEFICIAL OWNER                                                                       OWNED(1)         OF CLASS
- - ----------------------------------------------------------------------------------  --------------------  -----------
Paul Sonnabend (2)................................................................           502,014            24.2%
200 Clarendon Street
Boston, MA 02116
Peter J. Sonnabend (2)............................................................           104,112(3)          5.0%
200 Clarendon Street
Boston, MA 02116
Roger P. Sonnabend (2)............................................................           562,084            27.1%
200 Clarendon Street
Boston, MA 02116
Stephen Sonnabend (2).............................................................           217,810            10.5%
200 Clarendon Street
Boston, MA 02116
All executive officers and Directors as a group (14 persons including above)......         1,306,620            63.0%

                                                                                      NUMBER OF SHARES
NAME AND ADDRESS                                                                        BENEFICIALLY        PERCENT
OF BENEFICIAL OWNER                                                                       OWNED(1)         OF CLASS
- - ----------------------------------------------------------------------------------  --------------------  -----------
Marvin C. Schwartz (4)............................................................           134,000             6.5%
c/o Neuberger & Berman
605 Third Avenue
New York, New York 10158-3698

- - ---------
(1)  See note 1 on Page 4.

(2) 1,093,630 shares of the Company's Common Stock are subject to the Sonnabend Voting Trust Agreement dated August 1, 1984, as amended in December, 1984. The voting trust terminates on December 31, 2000, or at such time as there are fewer than two trustees. The present trustees are Messrs. Roger, Paul and Stephen Sonnabend; any two trustees have the power to vote the shares in their discretion unless otherwise directed by the holders of a majority of the beneficial owners of the shares. The trustees and fourteen other members of the Sonnabend family are the record owners of these shares.

(3)  Of these  shares,  71,700 are  deemed  to  be beneficially  owned  by  Paul
     Sonnabend.

(4) Marvin C. Schwartz has the sole power to dispose of 18,500 shares and has shared dispositive power with regard to 115,500 shares. Mr. Schwartz has sole voting power with regard to 18,500 shares and does not have shared voting power over any shares.

                                PREFERRED STOCK

                                                                                               NUMBER OF
                                                                                                SHARES        PERCENT
NAME AND ADDRESS                                                                             BENEFICIALLY       OF
OF BENEFICIAL OWNER                                                                            OWNED(1)        CLASS
- - -------------------------------------------------------------------------------------------  -------------  -----------
Paul Sonnabend, Stephanie Sonnabend and Peter J. Sonnabend, as holders of the voting rights
 in the Sonnabend Foundation (2)...........................................................        2,000          18.7%
All executive officers and Directors as a group (14 persons including above)...............        2,000          18.7%

- - ---------
(1)  See note 1 on Page 4.

(2) On April 1, 1994 members of the Sonnabend family, including Roger P. Sonnabend, Paul Sonnabend, Stephen Sonnabend and Peter J. Sonnabend, owned beneficially 2,000 shares of Preferred Stock, all of which was owned beneficially by the Sonnabend Foundation, a charitable trust established by the Sonnabends.

    Jacqueline Sonnabend, Stephanie Sonnabend and Hans U. Wandfluh, who are referenced in the Summary Compensation Table on Page 7, are the beneficial owners of the following amounts of Common

Stock: Jacqueline Sonnabend: 89,408 shares; Stephanie Sonnabend: 100,008 shares; Hans U. Wandfluh: 4,000 shares. None of such persons is the beneficial owner of Preferred Stock, except Stephanie Sonnabend in her capacity as Trustee of the Sonnabend Foundation.

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The persons named in the accompanying Proxy intend, unless otherwise instructed, to vote shares of Common Stock for Ernst & Young LLP as independent auditors for the Company for the year 1995. The appointment of this firm has been made by the Board of Directors of the Company upon recommendation of its Audit Committee, subject to stockholder ratification. Until 1979, Arthur Young & Company, which merged with Ernst & Whinney during 1989 to form Ernst & Young LLP, had acted as independent auditors for the Company for many years and was reappointed in 1985.

    Ernst & Young LLP is an internationally recognized firm of independent auditors. This firm has considerable experience in the hotel industry and has offices in all locations in which the Company operates. In the opinion of the Board of Directors of the Company, Ernst & Young LLP is fully qualified to act as independent auditors for the Company.

    The Audit Committee has previously reviewed and approved the scope of the annual audit by the Company's independent public accountants. The Committee also reviews all services and fees at the end of each annual audit.

    A representative of Ernst & Young LLP is expected to be present at the Meeting and will have an opportunity to make a statement and is to be available to respond to stockholders' questions.

                             STOCKHOLDER PROPOSALS

    Proposals of stockholders intending to be presented at the next Annual Meeting of Stockholders must comply with Rule 14a-8 of the Securities and Exchange Commission issued under the Securities Exchange Act of 1934 and must be received at the principal executive offices of the Company, 200 Clarendon Street, Boston, Massachusetts 02116 not later than February 1, 1996.

                                 MISCELLANEOUS

    The Board of Directors does not know of any matters, other than those discussed in this Proxy Statement, which may come before the Meeting. However, if any other matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                                By Order of the Board of Directors

                                                PETER J. SONNABEND
                                                      SECRETARY

Dated: April 17, 1995

    THE BOARD OF DIRECTORS HOPES THAT ALL STOCKHOLDERS WILL ATTEND THE MEETING. IN THE MEANTIME, YOU ARE REQUESTED TO EXECUTE THE ACCOMPANYING PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

COMMON PROXY

                    SONESTA INTERNATIONAL HOTELS CORPORATION

              PROXY FOR ANNUAL MEETING OF STOCKHOLDERS--MAY 22, 1995
                    SONESTA INTERNATIONAL HOTELS CORPORATION
                   200 CLARENDON STREET, BOSTON, MASSACHUSETTS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of SONESTA INTERNATIONAL HOTELS CORPORATION, a New York corporation, hereby constitutes and appoints BOY A.J. VAN RIEL and PETER J SONNABEND and each of them, the true and lawful attorneys and proxies of the undersigned with power of substitution in each of them and their respective substitute(s), for and in the name of the undersigned to vote the COMMON STOCK which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Sonesta International Hotels Corporation, to be held on May 22, 1995 at 9:00 A.M. and at any adjournment(s) thereof, to the same extent and with all powers which the undersigned would possess if personally present. A majority of such attorneys and proxies or their substitute(s), or if only one be present and acting at such meeting, then that one, shall have and may exercise all of the powers of all of said attorneys and proxies. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith, each dated
April 17, 1995.

                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                              FOLD AND DETACH HERE

The undersigned hereby instructs said proxies to vote
1. ELECTION OF DIRECTORS: G. Abrams, V. Alden, J. Bower, L. Levinson, P.J. Sonnabend, R. Sonnabend

(INSTRUCTION: To withhold authority to vote for any individual nominee, with that nominee's name on the line provided below.)

- - -----------------------------------------------
FOR all nominees listed above (except as marked to the contrary)

/ /

WITHHOLD AUTHORITY to vote for all nominees listed above

/ /

2. Ratification of Ernst & Young as independent accountants of the Company for the year 1995.

FOR          AGAINST        ABSTAIN
/ /            / /            / /

3. On such other business as may properly come before the meeting or any adjournment(s) thereof.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS NO.1 AND
NO. 2.

Date__________________________, 1995

- - ------------------------------------

- - ------------------------------------
SIGNATURE(S)

Please sign exactly as your name or names appear hereon. Joint owners should sign personally. Corporate proxies should be signed by authorized officer, and have seal affixed and attested.

PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY.

                             FOLD AND DETACH HERE

PREFERRED PROXY


                    SONESTA INTERNATIONAL HOTELS CORPORATION

              PROXY FOR ANNUAL MEETING OF STOCKHOLDERS--MAY 22, 1995
                    SONESTA INTERNATIONAL HOTELS CORPORATION
                   200 CLARENDON STREET, BOSTON, MASSACHUSETTS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of SONESTA INTERNATIONAL HOTELS CORPORATION, a New York corporation, hereby constitutes and appoints BOY A.J. VAN RIEL and PETER J. SONNABEND and each of them, the true and lawful attorneys and proxies of the undersigned with power of substitution in each of them and their respective substitute(s), for and in the name of the undersigned to vote the 5% CUMULATIVE PREFERRED STOCK which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Sonesta International Hotels Corporation, to be held on May 22, 1995 at 9:00 A.M. and at any adjournment(s) thereof, to the same extent and with all powers which the undersigned would possess if personally present. A majority of such attorneys and proxies or their substitute(s), or if only one be present and acting at such meeting, then that one, shall have and may exercise all of the powers of all of said attorneys and proxies. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith, each dated April 17, 1995.

                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                              FOLD AND DETACH HERE

The undersigned hereby instructs said proxies to vote
1. ELECTION OF DIRECTORS: P. Sonnabend, S. Sonnabend
/ /

FOR all nominees listed above (except as marked to the contrary)
/ /

WITHHOLD AUTHORITY to vote for all nominees listed above
/ /

(INSTRUCTION: To withhold authority to vote for any individual nominee, with that nominee's name on the line provided below.)

- - -----------------------------------------------

2. On such other business as may properly come before the meeting or any adjournment(s) thereof.


UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL NO.1.

Date__________________________, 1995

- - ------------------------------------

- - ------------------------------------
SIGNATURE(S)

Please sign exactly as your name or names appear hereon. Joint owners should sign personally. Corporate proxies should be signed by authorized officer, and have seal affixed and attested.

PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY.

                             FOLD AND DETACH HERE